UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 16, 2018

Celldex Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Perryville III Building, 53 Frontage Road, Suite 220, Hampton, New Jersey 08827
(Address of Principal Executive Offices) (Zip Code)

(908) 200-7500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On April 16, 2018, Celldex Therapeutics, Inc. (the “Company”) issued a press release announcing that the Company’s Phase 2b METRIC Study of glembatumumab vedotin in patients with metastatic triple-negative breast cancers that overexpress gpNMB failed to meet its primary endpoint. Based on these results, the Company has made the decision to discontinue the glembatumumab vedotin program across all indications. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index attached hereto.

(d) Exhibits

99.1 Press Release of Celldex Therapeutics, Inc., dated April 16, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celldex Therapeutics, Inc.

Date: April 16, 2018	By:	/s/ Sam Martin
Sam Martin
Senior Vice President and Chief Financial Officer